Fourth Quarter 2024 Supplemental Information January 29, 2025

Important Notices This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), an internally managed, publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes, and is being furnished in connection with Annaly’s Fourth Quarter 2024 earnings release. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Forward-Looking Statements This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Such statements include those relating to the Company’s future performance, macro outlook, the interest rate and credit environments, tax reform and future opportunities. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of the Company’s assets; changes in business conditions and the general economy including cybersecurity incidents; the Company’s ability to grow its residential credit business; the Company's ability to grow its mortgage servicing rights business; credit risks related to the Company’s investments in credit risk transfer securities and residential mortgage-backed securities and related residential mortgage credit assets; risks related to investments in mortgage servicing rights; the Company’s ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting the Company’s business; the Company’s ability to maintain its qualification as a REIT for U.S. federal income tax purposes; the Company’s ability to maintain its exemption from registration under the Investment Company Act of 1940; and operational risks or risk management failures by us or critical third parties, including cybersecurity incidents. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward- looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We use our website (www.annaly.com) and LinkedIn account (www.linkedin.com/company/annaly-capital-management) as channels of distribution of company information. The information we post through these channels may be deemed material. Accordingly, investors should monitor these channels, in addition to following our press releases, SEC filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about Annaly when you enroll your email address by visiting the "News & Insights" section of our website, then clicking on "Subscribe" and completing the email notification form. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates. Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. 2

Financial Snapshot 3 Unaudited, dollars in thousands except per share amounts * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. Portfolio Efficiency GAAP Key Statistics Income Statement Balance Sheet For the quarters ended 12/31/2024 9/30/2024 GAAP net income (loss) per average common share (1) $0.78 $0.05 Earnings available for distribution per average common share *(1) $0.72 $0.66 Annualized GAAP return (loss) on average equity (2) 15.00% 2.77% Annualized EAD return on average equity* 14.27% 12.95% Book value per common share $19.15 $19.54 GAAP leverage at period-end (3) 7.1x 6.9x Economic leverage at period-end *(3) 5.5x 5.7x GAAP capital ratio at period-end (4) 12.3% 12.4% Economic capital ratio at period-end *(4) 14.6% 14.6% Securities $69,756,447 $71,700,177 Loans, net 3,546,902 2,305,613 Mortgage servicing rights 2,909,134 2,693,057 Assets transferred or pledged to securitization vehicles 21,973,188 21,044,007 Total investment portfolio $98,185,671 $97,742,854 Net interest margin (5) 0.75% 0.06% Average yield on interest earning assets (6) 5.36% 5.16% Average GAAP cost of interest bearing liabilities (7) 4.96% 5.42% Net interest spread 0.40% (0.26%) Net interest margin (excluding PAA) *(5) 1.71% 1.52% Average yield on interest earning assets (excluding PAA) *(6) 5.26% 5.25% Average economic cost of interest bearing liabilities *(7) 3.79% 3.93% Net interest spread (excluding PAA) * 1.47% 1.32% Operating expenses to earnings available for distribution * 9.84% 11.48% Annualized operating expenses as a % of average total assets 0.17% 0.18% Annualized operating expenses as a % of average total equity 1.39% 1.48% Non-GAAP Key Statistics

Portfolio Data 4 Unaudited, dollars in thousands Portfolio-Related Data For the quarters ended 12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023 Agency mortgage-backed securities $67,434,068 $69,150,399 $64,390,905 $63,542,230 $66,308,788 Residential credit risk transfer securities 754,915 826,841 838,437 871,421 974,059 Non-agency mortgage-backed securities 1,493,186 1,616,696 1,702,859 1,933,910 2,108,274 Commercial mortgage-backed securities 74,278 106,241 112,552 153,128 222,444 Total securities $69,756,447 $71,700,177 $67,044,753 $66,500,689 $69,613,565 Residential mortgage loans $3,546,902 $2,305,613 $2,548,228 $2,717,823 $2,353,084 Total loans, net $3,546,902 $2,305,613 $2,548,228 $2,717,823 $2,353,084 Mortgage servicing rights $2,909,134 $2,693,057 $2,785,614 $2,651,279 $2,122,196 Residential mortgage loans transferred or pledged to securitization vehicles $21,973,188 $21,044,007 $17,946,812 $15,614,750 $13,307,622 Assets transferred or pledged to securitization vehicles $21,973,188 $21,044,007 $17,946,812 $15,614,750 $13,307,622 Total investment portfolio $98,185,671 $97,742,854 $90,325,407 $87,484,541 $87,396,467 Total assets $103,556,384 $101,515,995 $93,668,577 $91,483,546 $93,227,236 Period-end TBA contract balances, implied market value $3,136,154 $3,328,141 $1,652,389 $1,133,305 ($573,602) Average TBA contract balances, implied market value $2,004,639 $977,873 $1,002,459 $143,687 $816,835

Financing and Capital Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Financing Data	Repurchase agreements	$65,688,923	$64,310,276	$60,787,994	$58,975,232	$62,201,543
	Other secured financing	750,000	600,000	600,000	600,000	500,000
	Debt issued by securitization vehicles	19,540,678	18,709,118	15,831,915	13,690,967	11,600,338
	Participations issued	1,154,816	467,006	1,144,821	1,161,323	1,103,835
	U.S. Treasury securities sold, not yet purchased	2,470,629	2,043,519	1,974,602	2,077,404	2,132,751
	Total debt	$89,605,046	$86,129,919	$80,339,332	$76,504,926	$77,538,467
	Total liabilities	$90,859,432	$88,976,046	$82,405,673	$79,987,433	$81,882,145
	Cumulative redeemable preferred stock	$1,536,569	$1,536,569	$1,536,569	$1,536,569	$1,536,569
	Common equity [1]	11,072,672	10,906,693	9,644,555	9,872,964	9,719,224
	Total Annaly stockholders' equity	12,609,241	12,443,262	11,181,124	11,409,533	11,255,793
	Non-controlling interests	87,711	96,687	81,780	86,580	89,298
	Total equity	$12,696,952	$12,539,949	$11,262,904	$11,496,113	$11,345,091
Key Capital and Hedging Metrics	Weighted average days to maturity of repurchase agreements	32	34	36	43	44
	Weighted average rate on repurchase agreements, for the quarter [2][3]	4.93%	5.50%	5.53%	5.55%	5.56%
	Weighted average rate on repurchase agreements, at period-end [3]	4.76%	5.23%	5.59%	5.55%	5.70%
	GAAP leverage at period-end	7.1x	6.9x	7.1x	6.7x	6.8x
	Economic leverage at period-end *	5.5x	5.7x	5.8x	5.6x	5.7x
	GAAP capital ratio at period-end	12.3%	12.4%	12.0%	12.6%	12.2%
	Economic capital ratio at period-end *	14.6%	14.6%	14.2%	14.6%	14.0%
	Book value per common share	$19.15	$19.54	$19.25	$19.73	$19.44
	Total common shares outstanding	578,357	558,048	501,018	500,440	500,080
	Hedge ratio [4]	100%	101%	98%	97%	106%
	Weighted average pay rate on interest rate swaps, at period-end	3.11%	3.05%	3.13%	3.20%	3.04%
	Weighted average receive rate on interest rate swaps, at period-end	4.50%	4.94%	5.30%	5.26%	5.31%
	Weighted average net rate on interest rate swaps, at period-end	(1.39%)	(1.89%)	(2.17%)	(2.06%)	(2.27%)

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

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Income Statement Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Summary Income Statement	Total interest income	$1,338,880	$1,229,341	$1,177,325	$1,094,488	$990,352
	Total interest expense	1,151,592	1,215,940	1,123,767	1,100,939	1,043,902
	Net interest income	$187,288	$13,401	$53,558	($6,451)	($53,550)
	Total economic interest expense *(1)	$879,287	$882,244	$806,470	$770,790	$664,525
	Economic net interest income *	$459,593	$347,097	$370,855	$323,698	$325,827
	Total interest income (excluding PAA) *	$1,313,593	$1,250,706	$1,170,019	$1,091,475	$1,009,500
	Economic net interest income (excluding PAA) *	$434,306	$368,462	$363,549	$320,685	$344,975
	GAAP net income (loss)	$473,076	$82,351	($8,833)	$465,174	($391,232)
	GAAP net income (loss) available (related) to common stockholders (2)	$443,348	$24,817	($46,641)	$425,831	($440,924)
	GAAP net income (loss) per average common share (2)	$0.78	$0.05	($0.09)	$0.85	($0.88)
	Earnings available for distribution *	$447,015	$382,509	$377,139	$357,962	$375,430
	Earnings available for distribution attributable to common stockholders *(2)	$408,311	$340,881	$339,981	$320,901	$338,249
	Earnings available for distribution per average common share *(2)	$0.72	$0.66	$0.68	$0.64	$0.68
	PAA cost (benefit)	($25,287)	$21,365	($7,306)	($3,013)	$19,148
	Weighted average experienced CPR for the period	8.7%	7.6%	7.4%	6.0%	6.3%
	Weighted average projected long-term CPR at period-end	8.6%	11.9%	8.5%	8.9%	9.4%

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

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6

Key Earnings Metrics

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Key GAAP Earnings Metrics	Dividends declared per common share	$0.65	$0.65	$0.65	$0.65	$0.65
	Total common and preferred dividends declared (1)	$416,910	$406,542	$364,899	$363,933	$363,758
	Annualized GAAP return (loss) on average equity (2)	15.00%	2.77%	(0.31%)	16.29%	(14.21%)
	Annualized GAAP return (loss) on average equity per unit of GAAP leverage	2.11%	0.40%	(0.04%)	2.43%	(2.09%)
	Net interest margin	0.75%	0.06%	0.24%	(0.03%)	(0.25%)
	Average yield on interest earning assets	5.36%	5.16%	5.17%	4.88%	4.55%
	Average GAAP cost of interest bearing liabilities	4.96%	5.42%	5.43%	5.40%	5.37%
	Net interest spread	0.40%	(0.26%)	(0.26%)	(0.52%)	(0.82%)
Key Non-GAAP Earnings Metrics	Annualized EAD return on average equity *	14.27%	12.95%	13.36%	12.63%	13.76%
	Annualized EAD return on average equity per unit of economic leverage *	2.59%	2.27%	2.30%	2.26%	2.41%
	Net interest margin (excluding PAA) *	1.71%	1.52%	1.58%	1.43%	1.58%
	Average yield on interest earning assets (excluding PAA) *	5.26%	5.25%	5.14%	4.87%	4.64%
	Average economic cost of interest bearing liabilities *	3.79%	3.93%	3.90%	3.78%	3.42%
	Net interest spread (excluding PAA) *	1.47%	1.32%	1.24%	1.09%	1.22%

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

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7

Components of Economic Net Interest Income*

Unaudited, dollars in thousands

Economic Net Interest Income *

	For the quarters ended				
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Interest income:					
Agency Securities	$874,164	$789,403	$790,779	$751,516	$697,299
Resi Credit Securities	47,004	49,863	50,895	55,996	57,815
Residential mortgage loans	383,074	346,031	301,820	252,016	212,440
Commercial investment portfolio	1,622	2,240	2,441	3,554	4,376
Reverse repurchase agreements	33,016	41,804	31,390	31,406	18,422
Total interest income	$1,338,880	$1,229,341	$1,177,325	$1,094,488	$990,352
Economic interest expense:					
Repurchase agreements	$857,533	$942,780	$881,926	$897,598	$879,531
Net interest component of interest rate swaps and net interest on initial margin related to interest rate swaps [1]	(272,305)	(333,696)	(317,297)	(330,149)	(379,377)
U.S. Treasury securities sold, not yet purchased	23,862	21,027	21,273	22,073	11,497
Debt issued by securitization vehicles	260,290	234,299	200,812	161,017	135,869
Participations issued	9,907	17,834	19,756	20,251	17,005
Total economic interest expense *	$879,287	$882,244	$806,470	$770,790	$664,525
Economic net interest income *	$459,593	$347,097	$370,855	$323,698	$325,827
PAA cost (benefit)	(25,287)	21,365	(7,306)	(3,013)	19,148
Economic net interest income (excluding PAA) *	$434,306	$368,462	$363,549	$320,685	$344,975

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

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8

GAAP Net Income to Earnings Available for Distribution* Reconciliation

Unaudited, dollars in thousands

EAD* Reconciliation

	For the quarters ended				
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
GAAP net income (loss)	$473,076	$82,351	($8,833)	$465,174	($391,232)
Adjustments to exclude reported realized and unrealized (gains) losses:					
Net (gains) losses on investments and other [1]	2,010,664	(1,724,051)	568,874	994,120	(1,887,795)
Net (gains) losses on derivatives [2]	(1,958,777)	2,071,493	(132,115)	(1,046,995)	2,681,288
Other adjustments:					
Amortization of intangibles	671	673	673	673	673
Non-EAD (income) loss allocated to equity method investments [3]	(652)	1,465	(523)	216	197
Transaction expenses and non-recurring items [4]	6,251	4,966	5,329	3,737	2,319
Income tax effect of non-EAD income (loss) items	5,594	(9,248)	10,016	(2,918)	1,484
TBA dollar roll income [5]	2,086	(1,132)	486	1,375	1,720
MSR amortization [6]	(64,497)	(62,480)	(56,100)	(50,621)	(48,358)
EAD attributable to noncontrolling interests	(2,114)	(2,893)	(3,362)	(3,786)	(4,014)
Premium amortization adjustment cost (benefit)	(25,287)	21,365	(7,306)	(3,013)	19,148
Earnings available for distribution *	447,015	382,509	377,139	357,962	375,430
Dividends on preferred stock	38,704	41,628	37,158	37,061	37,181
Earnings available for distribution attributable to common stockholders *	$408,311	$340,881	$339,981	$320,901	$338,249

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

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9

Quarter-Over-Quarter Changes in Key Metrics 10 Unaudited For the quarters ended 12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023 Book value per common share, beginning of period $19.54 $19.25 $19.73 $19.44 $18.25 Net income (loss) available (related) to common stockholders 0.78 0.05 (0.09) 0.85 (0.88) Other comprehensive income (loss) attributable to common stockholders (0.54) 0.86 0.25 0.11 2.72 Common dividends declared (0.65) (0.65) (0.65) (0.65) (0.65) Issuance, repurchase or redemption of common or preferred stock 0.02 0.03 0.01 (0.02) — Book value per common share, end of period $19.15 $19.54 $19.25 $19.73 $19.44 Prior quarter net interest margin 0.06% 0.24% (0.03%) (0.25%) (0.20%) Quarter-over-quarter changes in contribution: Coupon on average interest earning assets 0.04% 0.16% 0.22% 0.21% 0.19% Net amortization of premiums 0.16% (0.18%) 0.07% 0.12% (0.13%) GAAP interest expense 0.49% (0.16%) (0.02%) (0.11%) (0.11%) Current quarter net interest margin 0.75% 0.06% 0.24% (0.03%) (0.25%) Prior quarter net interest spread (0.26%) (0.26%) (0.52%) (0.82%) (0.78%) Quarter-over-quarter changes in contribution: Coupon on average interest earning assets 0.04% 0.16% 0.22% 0.21% 0.19% Net amortization of premiums 0.16% (0.18%) 0.07% 0.12% (0.13%) GAAP interest expense 0.46% 0.02% (0.03%) (0.03%) (0.10%) Current quarter net interest spread 0.40% (0.26%) (0.26%) (0.52%) (0.82%) Book Value Rollforward Net Interest Margin Net Interest Spread

Quarter-Over-Quarter Changes in Key Metrics *(cont'd)*

Unaudited

		For the quarters ended				
		12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Net Interest Margin (excluding PAA)*	Prior quarter net interest margin (excluding PAA) *	1.52%	1.58%	1.43%	1.58%	1.48%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets (including average TBA dollar roll and CMBX balances)	(0.01%)	0.16%	0.18%	0.24%	0.29%
	Net amortization of premiums (excluding PAA)	(0.03%)	(0.06%)	0.05%	0.02%	(0.01%)
	TBA dollar roll income and CMBX coupon income	0.02%	(0.01%)	0.00%	(0.01%)	0.02%
	Economic interest expense	0.21%	(0.15%)	(0.08%)	(0.40%)	(0.20%)
	Current quarter net interest margin (excluding PAA) *	1.71%	1.52%	1.58%	1.43%	1.58%
Net Interest Spread (excluding PAA)*	Prior quarter net interest spread (excluding PAA) *	1.32%	1.24%	1.09%	1.22%	1.18%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	0.04%	0.16%	0.22%	0.21%	0.19%
	Net amortization of premiums (excluding PAA)	(0.03%)	(0.05%)	0.05%	0.02%	(0.01%)
	Economic interest expense	0.14%	(0.03%)	(0.12%)	(0.36%)	(0.14%)
	Current quarter net interest spread (excluding PAA) *	1.47%	1.32%	1.24%	1.09%	1.22%

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

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11

Quarter-Over-Quarter Changes in Annualized Return on Average Equity

Unaudited

		For the quarters ended				
		12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Annualized GAAP Return (Loss) on Average Equity	Prior quarter annualized GAAP return (loss) on average equity	2.77%	(0.31%)	16.29%	(14.21%)	(20.18%)
	Quarter-over-quarter changes in contribution:					
	Coupon income	(0.19%)	1.37%	2.50%	1.41%	1.44%
	Net amortization of premiums and accretion of discounts	1.31%	(1.43%)	0.55%	0.95%	(0.97%)
	GAAP interest expense	4.36%	(1.37%)	(0.94%)	(0.64%)	(0.81%)
	Net servicing income	(0.02%)	(0.11%)	0.19%	0.43%	0.05%
	Net gains (losses) on investments and other	(121.66%)	77.92%	14.83%	(103.65%)	165.02%
	Net gains (losses) on derivatives	129.19%	(74.08%)	(33.10%)	131.85%	(159.04%)
	Other (1)	(0.76%)	0.78%	(0.63%)	0.15%	0.28%
	Current quarter annualized GAAP return (loss) on average equity	15.00%	2.77%	(0.31%)	16.29%	(14.21%)
Annualized EAD Return on Average Equity*	Prior quarter annualized EAD return on average equity *	12.95%	13.36%	12.63%	13.76%	12.96%
	Quarter-over-quarter changes in contribution:					
	Coupon income	(0.20%)	1.39%	2.50%	1.36%	1.42%
	Net amortization of premiums (excluding PAA)	(0.21%)	(0.47%)	0.41%	0.15%	(0.06%)
	Economic interest expense	1.80%	(1.32%)	(1.35%)	(2.84%)	(1.01%)
	Net servicing income	(0.02%)	(0.11%)	0.19%	0.43%	0.05%
	TBA dollar roll income and CMBX coupon income	0.10%	(0.06%)	(0.03%)	(0.01%)	0.10%
	Other (2)	(0.15%)	0.16%	(0.99%)	(0.22%)	0.30%
	Current quarter annualized EAD return on average equity *	14.27%	12.95%	13.36%	12.63%	13.76%

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

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12

Residential & Other Investments Overview as of December 31, 2024

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools) (1)							
Original Weighted Avg. Years to Maturity	Current Face Value	% (3)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
20 years	$8,074	—%	3.57%	96.9%	93.1%	6.5%	$7,516
>=30 years (2)	65,090,155	100.0%	4.95%	100.2%	97.0%	8.7%	63,115,842
Total/Weighted Avg.	$65,098,229	100.0%	4.95%	100.2%	97.0%	8.7%	$63,123,358

Other Agency Securities							
Type	Current Face Value	% (3)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Multifamily	$3,341,679	94.8%	4.68%	100.5%	98.0%	—%	$3,275,145
Adjustable-rate	182,039	5.2%	6.39%	107.9%	103.4%	13.5%	188,213
Total/Weighted Avg.	$3,523,718	100.0%	4.77%	100.9%	98.3%	13.5%	$3,463,358

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	% (4)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$820,070	3.1%	3.48%	18.0%	17.0%	6.9%	$139,317
Inverse interest-only	2,617,500	10.0%	1.47%	13.2%	9.2%	6.3%	241,415
Multifamily interest-only	22,874,672	86.9%	0.38%	2.1%	2.0%	—%	466,620
Total/Weighted Avg.	$26,312,242	100.0%	0.59%	3.7%	3.2%	5.8%	$847,352

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
13

Residential & Other Investments Overview as of December 31, 2024 *(cont'd)*

Unaudited, dollars in thousands

Mortgage Servicing Rights							
Type	Unpaid Principal Balance	Servicing Fee	Weighted Avg. Note Rate	Valuation	Discount Rate	Projected CPR	Estimated Fair Value
MSR held directly	$196,895,585	0.26%	3.2%	147.8%	8.4%	5.6%	$2,909,134
MSR of limited partnership interest [(1)]	2,335,797						31,684
Total/Weighted Avg.	$199,231,382	0.26%	3.2%	147.8%	8.4%	5.6%	$2,940,818

Residential Credit Portfolio							
Sector	Current Face / Notional Value	% [(2)]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value		Estimated Fair Value
Residential credit risk transfer	$707,169	2.7%	9.09%	99.7%	106.8%		$754,915
Alt-A	172,368	0.6%	7.08%	99.0%	95.7%		164,892
Prime	1,824,609	0.2%	4.18%	165.2%	173.0%		45,790
Subprime	280,820	0.9%	7.18%	89.3%	87.5%		245,583
NPL/RPL	882,547	3.1%	6.64%	100.1%	99.6%		878,608
Prime jumbo	10,334,669	0.6%	5.12%	158.6%	171.6%		158,313
Residential mortgage loans	26,297,725	91.9%	6.43%	100.7%	97.0%		25,520,090
Total/Weighted Avg.	$40,499,907	100.0%	6.51%				$27,768,191

Other Credit Products							
Type	Current Face / Notional Value		Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value		Estimated Fair Value
CRE CLO	$74,151		6.69%	100.3%	100.2%		$74,278

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

14

Residential Credit Securities Detail as of December 31, 2024 15 Unaudited, dollars in thousands Detailed endnotes are included within the Appendix at the end of this presentation. Payment Structure Investment Characteristics (1) Product Estimated Fair Value Senior Subordinate Coupon Credit Enhancement 60+ Delinquencies 3M VPR (2) Credit Risk Transfer $754,915 $— $754,915 9.09% 1.71% 1.02% 5.00% Alt-A 164,892 — 164,892 7.08% 9.98% 4.35% 16.68% Prime 45,790 33,757 12,033 4.18% 0.76% 1.71% 3.54% Subprime 245,583 54,598 190,985 7.18% 24.04% 13.48% 13.88% Re-Performing Loan Securitizations 586,731 361,769 224,962 6.54% 27.36% 17.31% 19.90% Non-Performing Loan Securitizations 291,877 261,524 30,353 6.85% 35.15% 72.48% 8.65% Prime Jumbo 158,313 90,110 68,203 5.12% 1.05% 0.80% 5.75% Total $2,248,101 $801,758 $1,446,343 7.45% 16.75% 16.99% 11.45% Bond Coupon Product ARM Fixed Floater Interest Only Estimated Fair Value Credit Risk Transfer $— $— $754,915 $— $754,915 Alt-A 1,261 163,631 — — 164,892 Prime — 18,193 — 27,597 45,790 Subprime — 226,354 19,158 71 245,583 Re-Performing Loan Securitizations — 586,731 — — 586,731 Non-Performing Loan Securitizations — 291,877 — — 291,877 Prime Jumbo — 48,638 19,564 90,111 158,313 Total $1,261 $1,335,424 $793,637 $117,779 $2,248,101

Hedging & Liabilities as of December 31, 2024

Unaudited, dollars in thousands

Interest Rate Swaps

Maturity	Current Notional[1][2]	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity[3]
0 to 3 years	$30,411,229	3.49%	4.48%	1.14
> 3 to 6 years	12,764,021	3.15%	4.50%	4.27
> 6 to 10 years	21,318,937	2.55%	4.53%	7.63
Greater than 10 years	1,559,384	3.40%	4.41%	23.25
Total / Weighted Avg.	$66,053,571	3.11%	4.50%	4.36

Interest Rate Swaptions

Type	Current Underlying Notional	Weighted Avg. Underlying Fixed Rate	Weighted Avg. Underlying Floating Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long Pay	$—	—%	SOFR	—	—

U.S. Treasury Hedging Positions

Type	Long Contracts	Short Contracts	Net Positions	Weighted Avg. Years to Maturity
U.S. Treasury Positions - 2 year	$6,511,600	$—	$6,511,600	1.98
U.S. Treasury Positions - 5 year	$1,960,500	$—	$1,960,500	4.40
U.S. Treasury Positions - 10 year & greater	$—	($12,451,500)	($12,451,500)	10.70
Total / Weighted Avg.	$8,472,100	($12,451,500)	($3,979,400)	7.40

Repurchase Agreements and Other Secured Financing

Maturity	Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$27,323,365	4.85%
30 to 59 days	35,770,924	4.63%
60 to 89 days	1,285,522	5.08%
90 to 119 days	62,468	5.67%
Over 120 days[4]	1,996,644	6.57%
Total / Weighted Avg.	$66,438,923	4.79%

Total Indebtedness

		Weighted Average Rate		
	Principal Balance	At Period End	For the Quarter	Days to Maturity[5]
Repurchase agreements	$65,688,923	4.76%	4.93%	32
Other secured financing	750,000	7.21%	7.37%	310
Debt issued by securitization vehicles	20,468,421	5.34%	5.16%	12,962
Participations issued	1,134,995	6.83%	6.53%	10,889
Total indebtedness	$88,042,339			

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY 16

Quarter-Over-Quarter Interest Rate & MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of December 31, 2024 and September 30, 2024
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity [1]				
	As of December 31, 2024		As of September 30, 2024	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]	Estimated Percentage Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]
(75)	0.1%	0.5%	(0.2%)	(1.5%)
(50)	0.1%	1.0%	—%	(0.3%)
(25)	0.1%	0.8%	—%	0.2%
25	(0.2%)	(1.3%)	(0.1%)	(0.8%)
50	(0.4%)	(2.9%)	(0.3%)	(2.3%)
75	(0.7%)	(4.8%)	(0.6%)	(4.2%)

MBS Spread Sensitivity [1]				
	As of December 31, 2024		As of September 30, 2024	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]
(25)	1.3%	9.8%	1.2%	9.1%
(15)	0.8%	5.9%	0.7%	5.5%
(5)	0.3%	1.9%	0.2%	1.8%
5	(0.3%)	(1.9%)	(0.2%)	(1.8%)
15	(0.8%)	(5.8%)	(0.7%)	(5.4%)
25	(1.3%)	(9.6%)	(1.2%)	(8.9%)

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
17

Appendix

Consolidated Statements of Financial Condition

Dollars in thousands, except per share data

	12/31/2024 (unaudited)	9/30/2024 (unaudited)	6/30/2024 (unaudited)	3/31/2024 (unaudited)	12/31/2023[1]
Assets					
Cash and cash equivalents	$ 1,488,027	$ 1,560,159	$ 1,587,108	$ 1,665,370	$ 1,412,148
Securities	69,756,447	71,700,177	67,044,753	66,500,689	69,613,565
Loans, net	3,546,902	2,305,613	2,548,228	2,717,823	2,353,084
Mortgage servicing rights	2,909,134	2,693,057	2,785,614	2,651,279	2,122,196
Assets transferred or pledged to securitization vehicles	21,973,188	21,044,007	17,946,812	15,614,750	13,307,622
Derivative assets	225,351	59,071	187,868	203,799	162,557
Receivable for unsettled trades	2,201,447	766,341	320,659	941,366	2,710,224
Principal and interest receivable	1,069,038	1,060,991	917,130	867,348	1,222,705
Intangible assets, net	9,416	10,088	10,761	11,433	12,106
Other assets	377,434	316,491	319,644	309,689	311,029
Total assets	$ 103,556,384	$ 101,515,995	$ 93,668,577	$ 91,483,546	$ 93,227,236
Liabilities and stockholders' equity					
Liabilities					
Repurchase agreements	$ 65,688,923	$ 64,310,276	$ 60,787,994	$ 58,975,232	$ 62,201,543
Other secured financing	750,000	600,000	600,000	600,000	500,000
Debt issued by securitization vehicles	19,540,678	18,709,118	15,831,915	13,690,967	11,600,338
Participations issued	1,154,816	467,006	1,144,821	1,161,323	1,103,835
U.S. Treasury securities sold, not yet purchased	2,470,629	2,043,519	1,974,602	2,077,404	2,132,751
Derivative liabilities	59,586	102,628	100,829	103,142	302,295
Payable for unsettled trades	308,282	1,885,286	1,096,271	2,556,798	3,249,389
Interest payable	268,317	276,397	369,106	350,405	287,937
Dividends payable	375,932	362,731	325,662	325,286	325,052
Other liabilities	242,269	219,085	174,473	146,876	179,005
Total liabilities	90,859,432	88,976,046	82,405,673	79,987,433	81,882,145
Stockholders' equity					
Preferred stock, par value $0.01 per share [2]	1,536,569	1,536,569	1,536,569	1,536,569	1,536,569
Common stock, par value $0.01 per share [3]	5,784	5,580	5,010	5,004	5,001
Additional paid-in capital	25,257,716	24,851,604	23,694,663	23,673,687	23,672,391
Accumulated other comprehensive income (loss)	(1,017,682)	(712,203)	(1,156,927)	(1,281,918)	(1,335,400)
Accumulated deficit	(13,173,146)	(13,238,288)	(12,898,191)	(12,523,809)	(12,622,768)
Total stockholders' equity	12,609,241	12,443,262	11,181,124	11,409,533	11,255,793
Noncontrolling interests	87,711	96,687	81,780	86,580	89,298
Total equity	12,696,952	12,539,949	11,262,904	11,496,113	11,345,091
Total liabilities and equity	$ 103,556,384	$ 101,515,995	$ 93,668,577	$ 91,483,546	$ 93,227,236

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY®
19

Consolidated Statements of Comprehensive Income (Loss)

Unaudited, dollars in thousands, except per share data

For the quarters ended	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Net interest income					
Interest income	$ 1,338,880	$ 1,229,341	$ 1,177,325	$ 1,094,488	$ 990,352
Interest expense	1,151,592	1,215,940	1,123,767	1,100,939	1,043,902
Net interest income	187,288	13,401	53,558	(6,451)	(53,550)
Net servicing income					
Servicing and related income	127,224	122,583	120,515	115,084	98,474
Servicing and related expense	11,648	12,988	12,617	12,216	11,219
Net servicing income	115,576	109,595	107,898	102,868	87,255
Other income (loss)					
Net gains (losses) on investments and other	(2,010,426)	1,723,713	(568,745)	(994,127)	1,894,744
Net gains (losses) on derivatives	2,215,680	(1,754,010)	430,487	1,377,144	(2,301,911)
Other, net	19,339	27,438	24,791	23,367	22,863
Total other income (loss)	224,593	(2,859)	(113,467)	406,384	(384,304)
General and administrative expenses					
Compensation expense	33,955	34,453	33,274	28,721	29,502
Other general and administrative expenses	10,019	9,468	11,617	9,849	9,399
Total general and administrative expenses	43,974	43,921	44,891	38,570	38,901
Income (loss) before income taxes	483,483	76,216	3,098	464,231	(389,500)
Income taxes	10,407	(6,135)	11,931	(943)	1,732
Net income (loss)	473,076	82,351	(8,833)	465,174	(391,232)
Net income (loss) attributable to noncontrolling interests	(8,976)	15,906	650	2,282	12,511
Net income (loss) attributable to Annaly	482,052	66,445	(9,483)	462,892	(403,743)
Dividends on preferred stock	38,704	41,628	37,158	37,061	37,181
Net income (loss) available (related) to common stockholders	$ 443,348	$ 24,817	$ (46,641)	$ 425,831	$ (440,924)
Net income (loss) per share available (related) to common stockholders					
Basic	$ 0.78	$ 0.05	$ (0.09)	$ 0.85	$ (0.88)
Diluted	$ 0.78	$ 0.05	$ (0.09)	$ 0.85	$ (0.88)
Weighted average number of common shares outstanding					
Basic	569,201,592	515,729,658	500,950,563	500,612,840	499,871,725
Diluted	570,651,985	516,832,152	500,950,563	501,182,043	499,871,725
Other comprehensive income (loss)					
Net income (loss)	$ 473,076	$ 82,351	$ (8,833)	$ 465,174	$ (391,232)
Unrealized gains (losses) on available-for-sale securities	(337,121)	428,955	(54,243)	(281,869)	1,024,637
Reclassification adjustment for net (gains) losses included in net income (loss)	31,642	15,769	179,234	335,351	334,739
Other comprehensive income (loss)	(305,479)	444,724	124,991	53,482	1,359,376
Comprehensive income (loss)	167,597	527,075	116,158	518,656	968,144
Comprehensive income (loss) attributable to noncontrolling interests	(8,976)	15,906	650	2,282	12,511
Comprehensive income (loss) attributable to Annaly	176,573	511,169	115,508	516,374	955,633
Dividends on preferred stock	38,704	41,628	37,158	37,061	37,181
Comprehensive income (loss) attributable to common stockholders	$ 137,869	$ 469,541	$ 78,350	$ 479,313	$ 918,452

ANNALY 20

Income Statement Gains (Losses) Detail 21 Unaudited, dollars in thousands For the quarters ended 12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023 Net gains (losses) on disposal of investments and other ($34,063) ($169,079) ($335,987) ($545,947) ($1,174,680) Net unrealized gains (losses) on instruments measured at fair value through earnings (1,976,363) 1,892,792 (232,758) (448,180) 3,069,424 Net gains (losses) on investments and other ($2,010,426) $1,723,713 ($568,745) ($994,127) $1,894,744 Net interest component of interest rate swaps $256,903 $317,483 $298,372 $330,149 $379,377 Realized gains (losses) on termination or maturity of interest rate swaps 36,043 (94,016) 18,721 (21,237) 6,498 Unrealized gains (losses) on interest rate swaps 1,586,097 (1,582,495) 97,484 900,902 (2,176,607) Net gains (losses) on other derivatives 336,637 (394,982) 15,910 167,330 (511,179) Net gains (losses) on derivatives $2,215,680 ($1,754,010) $430,487 $1,377,144 ($2,301,911) Other Income Statement Details

Non-GAAP Reconciliations 22 To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as Earnings Available for Distribution ("EAD"), or the premium amortization adjustment ("PAA"), differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non- GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP Earnings available for distribution for the quarters ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, is provided on page 9 of this supplemental information. Earnings available for distribution, earnings available for distribution attributable to common stockholders, earnings available for distribution per average common share and annualized EAD return on average equity The Company's principal business objective is to generate net income for distribution to its stockholders and to preserve capital through prudent selection of investments and continuous management of its portfolio. The Company generates net income by earning a net interest spread on its investment portfolio, which is a function of interest income from its investment portfolio less financing, hedging and operating costs. Earnings available for distribution, which is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income, (c) net servicing income less realized amortization of MSR, (d) other income (loss) (excluding amortization of intangibles, non-EAD income allocated to equity method investments and other non-EAD components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items), and (f) income taxes (excluding the income tax effect of non-EAD income (loss) items) and excludes (g) the premium amortization adjustment ("PAA") representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities is used by the Company's management and, the Company believes, used by analysts and investors to measure its progress in achieving its principal business objective. The Company seeks to fulfill this objective through a variety of factors including portfolio construction, the degree of market risk exposure and related hedge profile, and the use and forms of leverage, all while operating within the parameters of the Company's capital allocation policy and risk governance framework. The Company believes these non-GAAP measures provide management and investors with additional details regarding the Company’s underlying operating results and investment portfolio trends by (i) making adjustments to account for the disparate reporting of changes in fair value where certain instruments are reflected in GAAP net income (loss) while others are reflected in other comprehensive income (loss) and (ii) by excluding certain unrealized, non-cash or episodic components of GAAP net income (loss) in order to provide additional transparency into the operating performance of the Company’s portfolio. In addition, EAD serves as a useful indicator for investors in evaluating the Company's performance and ability to pay dividends. Annualized EAD return on average equity, which is calculated by dividing earnings available for distribution over average stockholders’ equity, provides investors with additional detail on the earnings available for distribution generated by the Company’s invested equity capital. Premium Amortization Expense In accordance with GAAP, the Company amortizes or accretes premiums or discounts into interest income for its Agency mortgage-backed securities, excluding interest-only securities, multifamily and reverse mortgages, taking into account estimates of future principal prepayments in the calculation of the effective yield. The Company recalculates the effective yield as differences between anticipated and actual prepayments occur. Using third-party model and market information to project future cash flows and expected remaining lives of securities, the effective interest rate determined for each security is applied as if it had been in place from the date of the security’s acquisition. The amortized cost of the security is then adjusted to the amount that would have existed had the new effective yield been applied since the acquisition date. The adjustment to amortized cost is offset with a charge or credit to interest income. Changes in interest rates and other market factors will impact prepayment speed projections and the amount of premium amortization recognized in any given period. The Company’s GAAP metrics include the unadjusted impact of amortization and accretion associated with this method. Certain of the Company’s non-GAAP metrics exclude the effect of the PAA, which quantifies the component of premium amortization representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long- term CPR.

Non-GAAP Reconciliations (cont’d) 23 Economic leverage and economic capital ratios The Company uses capital coupled with borrowed funds to invest primarily in real estate related investments, earning the spread between the yield on its assets and the cost of its borrowings and hedging activities. The Company’s capital structure is designed to offer an efficient complement of funding sources to generate positive risk-adjusted returns for its stockholders while maintaining appropriate liquidity to support its business and meet the Company’s financial obligations under periods of market stress. To maintain its desired capital profile, the Company utilizes a mix of debt and equity funding. Debt funding may include the use of repurchase agreements, loans, securitizations, participations issued, lines of credit, asset backed lending facilities, corporate bond issuance, convertible bonds or other liabilities. Equity capital primarily consists of common and preferred stock. The Company’s economic leverage ratio is computed as the sum of recourse debt, cost basis of TBA derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing, and U.S. Treasury securities sold, not yet purchased. Debt issued by securitization vehicles and participations issued are non-recourse to the Company and are excluded from economic leverage. Interest income (excluding PAA), economic interest expense and economic net interest income (excluding PAA) Interest income (excluding PAA) represents interest income excluding the effect of the PAA, and serves as the basis for deriving average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA) and net interest margin (excluding PAA), which are discussed below. The Company believes this measure provides management and investors with additional detail to enhance their understanding of the Company’s operating results and trends by excluding the component of premium amortization expense representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities (other than interest- only securities, multifamily and reverse mortgages), which can obscure underlying trends in the performance of the portfolio. Economic interest expense includes GAAP interest expense, the net interest component of interest rate swaps (which includes net interest on variation margin related to interest rate swaps) and net interest on initial margin related to interest rate swaps. The Company uses interest rate swaps to manage its exposure to changing interest rates on its repurchase agreements by economically hedging cash flows associated with these borrowings. Accordingly, adding the net interest component of interest rate swaps to interest expense, as computed in accordance with GAAP, reflects the total contractual interest expense and thus, provides investors with additional information about the cost of the Company's financing strategy. The Company may use market agreed coupon (“MAC”) interest rate swaps in which the Company may receive or make a payment at the time of entering into such interest rate swap to compensate for the off-market nature of such interest rate swap. In accordance with GAAP, upfront payments associated with MAC interest rate swaps are not reflected in the net interest component of interest rate swaps in the Company's Consolidated Statements of Comprehensive Income (Loss). Average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA), net interest margin (excluding PAA) and average economic cost of interest bearing liabilities Net interest spread (excluding PAA), which is the difference between the average yield on interest earning assets (excluding PAA) and the average economic cost of interest bearing liabilities, which represents annualized economic interest expense divided by average interest bearing liabilities, and net interest margin (excluding PAA), which is calculated as the sum of interest income (excluding PAA) plus TBA dollar roll income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract balances, provide management with additional measures of the Company’s profitability that management relies upon in monitoring the performance of the business.

Non-GAAP Reconciliations (cont'd)

Unaudited, dollars in thousands

	For the quarters ended				
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Economic leverage ratio reconciliation					
Repurchase agreements	$65,688,923	$64,310,276	$60,787,994	$58,975,232	$62,201,543
Other secured financing	750,000	600,000	600,000	600,000	500,000
Debt issued by securitization vehicles	19,540,678	18,709,118	15,831,915	13,690,967	11,600,338
Participations issued	1,154,816	467,006	1,144,821	1,161,323	1,103,835
U.S. Treasury securities sold, not yet purchased	2,470,629	2,043,519	1,974,602	2,077,404	2,132,751
Total GAAP debt	$89,605,046	$86,129,919	$80,339,332	$76,504,926	$77,538,467
Less Non-recourse debt:					
Debt issued by securitization vehicles	($19,540,678)	($18,709,118)	($15,831,915)	($13,690,967)	($11,600,338)
Participations issued	(1,154,816)	(467,006)	(1,144,821)	(1,161,323)	(1,103,835)
Total recourse debt	$68,909,552	$66,953,795	$63,362,596	$61,652,636	$64,834,294
Plus / (Less):					
Cost basis of TBA derivatives	$3,158,058	$3,333,873	$1,639,941	$1,136,788	($555,221)
Payable for unsettled trades	308,282	1,885,286	1,096,271	2,556,798	3,249,389
Receivable for unsettled trades	(2,201,447)	(766,341)	(320,659)	(941,366)	(2,710,224)
Economic debt *	$70,174,445	$71,406,613	$65,778,149	$64,404,856	$64,818,238
Total equity	$12,696,952	$12,539,949	$11,262,904	$11,496,113	$11,345,091
Economic leverage ratio *	5.5x	5.7x	5.8x	5.6x	5.7x

* Represents a non-GAAP financial measure.

ANNALY
24

Non-GAAP Reconciliations (cont'd)

Unaudited, dollars in thousands

	For the quarters ended				
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Economic capital ratio reconciliation					
Total GAAP assets	$103,556,384	$101,515,995	$93,668,577	$91,483,546	$93,227,236
Less:					
Gross unrealized gains on TBA derivatives [1]	(8,635)	(2,869)	(14,641)	(7,220)	(20,689)
Debt issued by securitization vehicles	(19,540,678)	(18,709,118)	(15,831,915)	(13,690,967)	(11,600,338)
Plus:					
Implied market value of TBA derivatives	3,136,154	3,328,141	1,652,389	1,133,305	(573,602)
Total economic assets *	$87,143,225	$86,132,149	$79,474,410	$78,918,664	$81,032,607
Total equity	$12,696,952	$12,539,949	$11,262,904	$11,496,113	$11,345,091
Economic capital ratio *[2]	14.6%	14.6%	14.2%	14.6%	14.0%
Premium Amortization Reconciliation					
Premium amortization expense	$8,196	$53,448	$10,437	$26,732	$51,247
Less:					
PAA cost (benefit)	(25,287)	21,365	(7,306)	(3,013)	19,148
Premium amortization expense (excluding PAA)	$33,483	$32,083	$17,743	$29,745	$32,099
Interest Income (excluding PAA) Reconciliation					
GAAP interest income	$1,338,880	$1,229,341	$1,177,325	$1,094,488	$990,352
PAA cost (benefit)	(25,287)	21,365	(7,306)	(3,013)	19,148
Interest income (excluding PAA) *	$1,313,593	$1,250,706	$1,170,019	$1,091,475	$1,009,500
Economic Interest Expense Reconciliation					
GAAP interest expense	$1,151,592	$1,215,940	$1,123,767	$1,100,939	$1,043,902
Add:					
Net interest component of interest rate swaps and net interest on initial margin related to interest rate swaps[3]	(272,305)	(333,696)	(317,297)	(330,149)	(379,377)
Economic interest expense *	$879,287	$882,244	$806,470	$770,790	$664,525
Economic Net Interest Income (excluding PAA) Reconciliation					
Interest income (excluding PAA) *	$1,313,593	$1,250,706	$1,170,019	$1,091,475	$1,009,500
Less:					
Economic interest expense *	879,287	882,244	806,470	770,790	664,525
Economic net interest income (excluding PAA) *	$434,306	$368,462	$363,549	$320,685	$344,975

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
25

Non-GAAP Reconciliations (cont'd)

Unaudited, dollars in thousands

	For the quarters ended				
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Economic Metrics (excluding PAA)					
Average interest earning assets	$99,876,810	$95,379,071	$91,008,934	$89,738,726	$87,020,120
Interest income (excluding PAA) *	$1,313,593	$1,250,706	$1,170,019	$1,091,475	$1,009,500
Average yield on interest earning assets (excluding PAA) *	5.26%	5.25%	5.14%	4.87%	4.64%
Average interest bearing liabilities	$90,773,953	$87,819,655	$81,901,233	$80,682,111	$76,010,247
Economic interest expense *	$879,287	$882,244	$806,470	$770,790	$664,525
Average economic cost of interest bearing liabilities *	3.79%	3.93%	3.90%	3.78%	3.42%
Economic net interest income (excluding PAA)*	$434,306	$368,462	$363,549	$320,685	$344,975
Net interest spread (excluding PAA) *	1.47%	1.32%	1.24%	1.09%	1.22%
Interest income (excluding PAA) *	$1,313,593	$1,250,706	$1,170,019	$1,091,475	$1,009,500
TBA dollar roll income	2,086	(1,132)	486	1,375	1,720
Economic interest expense *	(879,287)	(882,244)	(806,470)	(770,790)	(664,525)
Subtotal	$436,392	$367,330	$364,035	$322,060	$346,695
Average interest earning assets	$99,876,810	$95,379,071	$91,008,934	$89,738,726	$87,020,120
Average TBA contract balances, implied cost basis	2,013,666	973,713	998,990	149,590	829,571
Subtotal	$101,890,476	$96,352,784	$92,007,924	$89,888,316	$87,849,691
Net interest margin (excluding PAA) *	1.71%	1.52%	1.58%	1.43%	1.58%

* Represents a non-GAAP financial measure.

ANNALY 26

Endnotes 27 Page 3 (1) Net of dividends on preferred stock. (2) Annualized GAAP return (loss) on average equity annualizes realized and unrealized gains and (losses) which may not be indicative of full year performance, unannualized GAAP return (loss) on average equity is 3.75% and 0.69% for the quarters ended December 31, 2024 and September 30, 2024, respectively. (3) GAAP leverage is computed as the sum of repurchase agreements, other secured financing, debt issued by securitization vehicles, participations issued and U.S. Treasury securities sold, not yet purchased divided by total equity. Economic leverage is computed as the sum of recourse debt, cost basis of to-be-announced ("TBA") derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing, and U.S. Treasury securities sold, not yet purchased. Debt issued by securitization vehicles and participations issued are non-recourse to the Company and are excluded from economic leverage. (4) GAAP capital ratio is computed as total equity divided by total assets. Economic capital ratio is computed as total equity divided by total economic assets. Total economic assets include the implied market value of TBA derivatives and are net of debt issued by securitization vehicles. (5) Net interest margin represents interest income less interest expense divided by average interest earning assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income (excluding PAA) plus TBA dollar roll income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract balances. (6) Average yield on interest earning assets represents annualized interest income divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. Average yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). (7) Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Page 5 (1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit. (2) Utilizes an actual/360 factor. (3) The average and period-end rates are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate and the period-end rate was unchanged for each period. (4) Measures total notional balances of interest rate swaps, interest rate swaptions (excluding receiver swaptions), futures and U.S. Treasury securities sold, not yet purchased, at fair value relative to repurchase agreements, other secured financing, cost basis of TBA derivatives outstanding and net forward purchases (sales) of investments; excludes MSR and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities. Page 6 (1) Economic interest expense is comprised of GAAP interest expense, the net interest component of interest rate swaps, and, beginning with the quarter ended June 30, 2024, net interest on initial margin related to interest rate swaps, which is reported in Other, net in the Company’s Consolidated Statements of Comprehensive Income (Loss). Prior period results have not been adjusted in accordance with this change as the impact is not material. Net interest on variation margin related to interest rate swaps was previously and is currently included in the Net interest component of interest rate swaps in the Company’s Consolidated Statements of Comprehensive Income (Loss) for all periods presented. (2) Net of dividends on preferred stock. Page 7 (1) Includes dividend equivalents on share-based awards. (2) Annualized GAAP return (loss) on average equity annualizes realized and unrealized gains and (losses) which may not be indicative of full year performance, unannualized GAAP return (loss) on average equity is 3.75%, 0.69%, (0.08%), 4.07% and (3.55%) for the quarters ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively. Page 8 (1) Interest on initial margin related to interest rate swaps is reported in Other, net in the Company’s Consolidated Statements of Comprehensive Income (Loss). Page 9 (1) Includes write-downs or recoveries on investments which are reported in Other, net in the Company's Consolidated Statements of Comprehensive Income (Loss). (2) The adjustment to add back Net (gains) losses on derivatives does not include the net interest component of interest rate swaps which is reflected in earnings available for distribution. The net interest component of interest rate swaps totaled $256.9 million, $317.5 million, $298.4 million, $330.1 million and $379.4 million for the quarters ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively. (3) The Company excludes non-EAD (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is reported in Other, net in the Company’s Consolidated Statements of Comprehensive Income (Loss). (4) All quarters presented include costs incurred in connection with securitizations of residential whole loans. (5) TBA dollar roll income represents a component of Net gains (losses) on derivatives. (6) MSR amortization utilizes purchase date cash flow assumptions and actual unpaid principal balances and is calculated as the difference between projected MSR yield income and net servicing income for the period.

Endnotes (cont’d) 28 Page 12 (1) Includes other, net, general and administrative expenses and income taxes. (2) Includes other, net (excluding non-EAD items), MSR amortization (a component of net gains (losses) on investments and other), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-EAD income tax). Page 13 (1) Excludes TBA contracts with a notional value of $3.1 billion. (2) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $73.7 million. (3) Weighted by current face value. (4) Weighted by current notional value. Page 14 (1) Included in Other assets in the Company’s Consolidated Statements of Financial Condition. (2) Weighted by estimated fair value. Page 15 (1) Investment characteristics exclude the impact of interest-only securities. (2) Represents the 3 month voluntary prepayment rate. Page 16 (1) Current notional is presented net of receiver swaps. (2) As of December 31, 2024, 5% and 95% of the Company's interest rate swaps were linked the Federal funds rate and the Secured Overnight Financing Rate, respectively. (3) The weighted average years to maturity of payer interest rate swaps is offset by the weighted average years to maturity of receiver interest rate swaps. As such, the net weighted average years to maturity for each maturity bucket may fall outside of the range listed. (4) Less than 1% of the total repurchase agreements and other secured financing have a remaining maturity over one year. (5) Determined based on estimated weighted average lives of the underlying debt instruments. Page 17 (1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs. Actual results could differ materially from these estimates. (2) Scenarios include Residential Investment Securities, residential mortgage loans, MSR and derivative instruments. (3) Net asset value (“NAV”) represents book value of common equity. Page 19 (1) Derived from the audited consolidated financial statements at December 31, 2023. (2) 6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 28,800,000 shares authorized, issued and outstanding. 6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 17,000,000 shares authorized, issued and outstanding. 6.75% Series I Preferred Stock - Includes 17,700,000 shares authorized, issued and outstanding. (3) Includes 1,468,250,000 shares authorized. Includes 578,357,118 shares issued and outstanding at December 31, 2024, 558,047,743 shares issued and outstanding at September 30, 2024, 501,018,415 shares issued and outstanding at June 30, 2024, 500,440,023 shares issued and outstanding at March 31, 2024 and 500,080,287 shares issued and outstanding at December 31, 2023 Page 25 (1) Included in Derivative assets in the Company’s Consolidated Statements of Financial Condition. (2) Economic capital ratio is computed as total equity divided by total economic assets. (3) Interest on initial margin related to interest rate swaps is reported in Other, net in the Company’s Consolidated Statements of Comprehensive Income (Loss).